SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

February 21, 2011

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CAPITOL FEDERAL FINANCIAL, INC.

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(Exact name of Registrant as specified in its Charter)

Maryland                                                        001-34814                                               27-2631712

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(State or other jurisdiction of incorporation)                 (Commission File Number)                (IRS Employer Identification Number)

700 Kansas Avenue Topeka, Kansas 66603

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(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:

(785) 235-1341

N/A

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(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Capitol Federal Financial, Inc. (“the Registrant”) held its annual meeting of stockholders on February 22, 2011. Holders of record of the Registrant’s common stock at the close of business on January 11, 2011, were entitled to vote on four proposals at the annual meeting. Stockholders elected Jeffrey M. Johnson, Michael T. McCoy, M.D., and Marilyn S. Ward each to a three-year term as director.  The stockholders approved, on an advisory basis, the compensation of the Company’s executives, as disclosed in the Compensation Discussion and Analysis, the compensation tables and related narrative disclosure in the Company’s proxy statement for the annual meeting.  The stockholders voted for an annual advisory vote on executive compensation.  Stockholders also ratified the appointment of Deloitte & Touche, LLP as auditors for the fiscal year ending September 30, 2011. The final voting results of each proposal are set forth below.

	Number of Votes
	For	Withheld
Proposal 1.
Election of the following directors for the terms
indicated:
Jeffrey M. Johnson (three years)	109,565,353	1,671,916
Michael T. McCoy, M.D. (three years)	109,563,727	1,673,542
Marilyn S. Ward (three years)	108,373,247	2,864,022

The following directors had their term of office
continue after the meeting:
B.B. Andersen
John B. Dicus
Morris J. Huey, II
Jeffrey R. Thompson	Number of Votes
	For	Against	Abstain
Proposal 2.
Stockholder approval, on advisory basis, of executive compensation.	106,811,405	2,712,839	1,713,023

	Number of Votes
Proposal 3.	One Year Two Years	Three Years	Abstain
Frequency of advisory vote on executive compensation.	49,327,559 1,236,204	45,165,129	1,135,445

	Number of Votes
	For	Against	Abstain
Proposal 4.
Ratification of Deloitte & Touche LLP
as auditors.	135,961,954	1,352,754	326,908

ITEM 7.01 REGULATION FD DISCLOSURE

The Registrant's press release dated February 21, 2011 announcing the annual meeting presentation will be available on the company website at 10:00 a.m. central time on February 22, 2011 is attached hereto as Exhibit 99.1(a), and is incorporated herein by reference. Additional information supplied includes the Capitol Federal Financial, Inc. (the "Company") Annual Stockholders Meeting Slide Presentation as Exhibit 99.1(b).

The Registrant's press release dated February 22, 2011, announcing a cash dividend of $0.60 per share on outstanding CFFN common stock payable on March 25, 2011 to stockholders of record as of the close of business on March 11, 2011, is attached hereto as Exhibit 99.2, and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS. (d) Exhibits

Exhibit 99.1(a) - Annual Meeting Press Release

Exhibit 99.1(b) - CFFN Annual Stockholders Meeting Slide Presentation

Exhibit 99.2 - Dividend Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 CAPITOL FEDERAL FINANCIAL, INC.

Date: February 22, 2011                                                 By: /s/ Kent G. Townsend

                                                 Kent G. Townsend, Executive Vice-President, Chief Financial Officer, and Treasurer